SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): December 27, 2002

                           ROHN Industries, Inc.
           (Exact name of registrant as specified in its charter)



Delaware                    File No. 1-8009               36-3060977
(State of incorporation)    (Commission File Number)      (IRS Employer
                                                          Identification No.)




6718 West Plank Road, Peoria, Illinois                      61604
(Address of principal executive offices)                    (zip code)

Registrant's telephone number, including area code:         (309) 697-4400

Item 5.   OTHER EVENTS

On December 27, 2002, ROHN Industries, Inc. and certain of its subsidiaries received a letter from PFrank LLC terminating the Asset Purchase Agreement, dated November 27, 2002, as amended, by and among ROHN Industries, Inc., certain of its subsidiaries, PFrank LLC and Platinum Equity LLC. The letter is attached hereto as Exhibit 99.2.

On December 30, 2002, ROHN Industries, Inc. issued a press release relating to this termination and other matters. The press release is attached hereto as Exhibit 99.3.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c)  Exhibits

          Exhibit 99.1 Cautionary statement regarding risks and uncertainties relating to our forward looking statements (incorporated herein by reference to Exhibit 99.1 to ROHN's Annual Report on Form 10-K for the fiscal year ended December 31, 2001).

          Exhibit 99.2 Letter, dated December 26, 2002, from PFrank LLC to ROHN Industries, Inc. and certain of its subsidiaries.

          Exhibit 99.3 Press Release, dated December 30, 2002, issued by ROHN Industries, Inc.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ROHN INDUSTRIES, INC.



Dated:  December 31, 2002        By:  /s/ Alan R. Dix
                                     ------------------------------
                                     Alan R. Dix
                                     Vice President and Chief Financial Officer